UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 23, 2017

Impac Mortgage Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-14100	33-0675505
(Commission File Number)	(IRS Employer Identification No.)

19500 Jamboree Road, Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

(949) 475-3600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02                        Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 23, 2017, the board of directors (the “Board”) of Impac Mortgage Holdings, Inc. (the “Company”) appointed Thomas B. Akin to serve as a director, effective as of such date. The Company’s Board now consists of seven directors. Mr. Akin will receive the compensation currently in effect for non-employee directors.

Mr. Akin, 65, is currently the managing general partner of Talkot Capital LLC, a position he has held since 1996. Talkot Capital is the general partner for various limited partnerships (including the Talkot Fund, L.P.) investing in both private and public companies. From February 2008 to 2014, Mr. Akin served as the Chief Executive Officer of Dynex Capital, Inc. (NYSE: DX) and was a director from May 2003, serving as chairperson since 2005, until May 2017. From 1991 to 1994, Mr. Akin was the managing director of the Western United States for Merrill Lynch Institutional Services and was the Regional Director of the San Francisco and Los Angeles regions for Merrill Lynch Institutional Services from 1981 to 1991. Prior to Merrill Lynch, Mr. Akin had been with Salomon Brothers from 1978 to 1981. Mr. Akin currently serves on the board of directors for Mobivity Holdings Corp. (OTC: MFON). Mr. Akin holds a Master of Business Administration from the Anderson School at the University of California Los Angeles (UCLA) and a Bachelor of Science in Marine Biology from the University of California at Santa Cruz.

There is no arrangement or understanding between Mr. Akin and any other persons pursuant to which such director was selected as a director nor are there any family relationships between any of the Company’s executive officers and directors. In addition, there are no transactions involving the Company and Mr. Akin that are reportable pursuant to Item 404(a) of Regulation S-K under the Securities Act of 1933, as amended, except for the following: On April 18, 2017, Mr. Akin and Talkot Fund, L.P. purchased an aggregate of 1,974,724 shares of the Company’s common stock in its registered direct offering at a price of $12.66 per share, and currently beneficially own an aggregate of 2,777,031 shares of the Company’s common stock.

Item 7.01                                           Regulation FD Disclosure.

On May 24, 2017, the Company issued a press release announcing the appointment of Thomas B. Akin to the board of directors. A copy of the press release is attached hereto as Exhibit 99.1 and the information therein is incorporated herein by reference.

The information reported under Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit Number	Description
99.1	Press Release dated May 24, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPAC MORTGAGE HOLDINGS, INC.

Date: May 25, 2017

	By:	/s/ Ron Morrison
	Name:	Ron Morrison
	Title:	EVP and General Counsel